UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2008

MIMEDX GROUP, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-52491	26-2792552
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1234 Airport Road, Suite 105 Destin, Florida	32541
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (850) 269-0000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On August 28, 2008, the Company’s Board of Directors approved the MiMedx Group, Inc. Amended and Restated Assumed 2005 Stock Plan (formerly the SpineMedica Corp. 2005 Employee, Director and Consultant Stock Plan) (the “2005 Plan”). MiMedx, Inc., one of the Company’s operating subsidiaries, assumed all options issued under the 2005 Plan in connection with its acquisition of SpineMedica Corp. in July 2007, at which time the MiMedx, Inc. Board of Directors declared that no future awards would be issued under the 2005 Plan.

A summary of the principal provisions of the 2005 Plan are set forth below.

Purpose

The purpose of the 2005 Plan is to encourage and enable selected employees, directors and independent contractors of the Company and its affiliates to acquire or to increase their holdings of Common Stock of the Company and other proprietary interests in the Company in order to promote a closer identification of their interests with those of the Company and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Company.

Awards

The purpose of the 2005 Plan may be carried out through the grant of awards to selected employees, directors and independent contractors, which may include the grant to selected participants of options in the form of incentive stock options and nonqualified options; SARs in the form of related SARs and freestanding SARs; restricted awards in the form of restricted stock awards and restricted stock units; and/or dividend equivalent awards.

Administration

The 2005 Plan will be administered by the Board or, upon its delegation, by the Compensation Committee (the “Committee”) of the Board. Subject to the terms of the 2005 Plan, the Board or Committee (collectively, the “Administrator”) has authority to take any action with respect to the 2005 Plan and make determinations deemed necessary or advisable for administering the 2005 Plan. Without limiting the foregoing, the Administrator also has discretion to accelerate the date that any award may become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other award and to modify or extend the terms for exercise, vesting or earning of an award. The Administrator also may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an award.

Amendment and Termination

Subject to certain restrictions set forth in the 2005 Plan, the administrator has full and final authority to take actions and make determinations with respect to the 2005 Assumed Plan.

Our Board may amend, alter, or terminate the 2005 Plan at any time, subject to certain exceptions and restrictions set forth in the 2005 Plan. With the consent of the participant affected, the administrator may amend outstanding option agreements and stock grant agreements in a manner which may be adverse to the participant but which is not inconsistent with the 2005 Plan. In the discretion of the administrator, outstanding option agreements and stock grant agreements may be amended by the administrator in a manner which is not adverse to the participant.

The administrator also may determine that a participant’s rights, payments, and/or benefits with respect to an award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events. Subject to certain restrictions set forth in the 2005 Plan and except to the extent otherwise required under Code Section 409A, the administrator also may modify or extend the terms and conditions for exercise, vesting, or earning of an award and/or accelerate the date that any award may become exercisable, vested, or earned.

Change in Control

Upon a “change in control,” as defined in the 2005 Plan and subject to any Code Section 409A requirements, all options and SARs outstanding as of the date of such change in control shall become fully exercisable, whether or not then otherwise exercisable. Any restrictions, performance criteria and/or vesting conditions applicable to any restricted award shall be deemed to have been met, and such awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable award. Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization, sale of all or substantially all of the assets of the Company, the administrator may, in its sole and absolute discretion, determine that any or all awards granted pursuant to the 2005 Plan shall not vest or become exercisable on an accelerated basis, if the Company or the surviving or acquiring corporation shall have taken such action, including but not limited to the assumption of awards granted under the 2005 Plan or the grant of substitute awards, as the administrator determines appropriate to protect the rights and interest of participants under the 2005 Plan.

The foregoing description of the 2005 Plan does not constitute a complete summary, and is qualified entirely by reference to the full text of the 2005 Plan, which is incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 29, 2008.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The disclosure set forth above at Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit
Number	Description
10.67
MiMedx Group, Inc. Amended and Restated Assumed 2005 Stock Plan (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-8 filed with the Commission on August 29, 2008)
10.68	Form of Incentive Stock Option Award Agreement under MiMedx Group, Inc. Amended and Restated Assumed 2005 Stock Plan
10.69	Form of Nonqualified Stock Option Award Agreement under MiMedx Group, Inc. Amended and Restated Assumed 2005 Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Dated: September 4, 2008

By: /s/ John C. Thomas, Jr.
John C. Thomas, Jr., Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.67
MiMedx Group, Inc. Amended and Restated Assumed 2005 Stock Plan (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-8 filed with the Commission on August 29, 2008)
10.68	Form of Incentive Stock Option Award Agreement under MiMedx Group, Inc. Amended and Restated Assumed 2005 Stock Plan
10.69	Form of Nonqualified Stock Option Award Agreement under MiMedx Group, Inc. Amended and Restated Assumed 2005 Stock Plan

5